TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses, Summary Prospectuses and

Statement of Additional Information

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Transamerica Partners Balanced

Transamerica Partners Institutional Balanced

Transamerica Partners Core Bond

Transamerica Partners Institutional Core Bond

Transamerica Partners High Yield Bond

Transamerica Partners Institutional High Yield Bond

(each, a “fund” and collectively, the “funds”)

At a meeting of the Board of Trustees (the “Board”) of Transamerica Partners Balanced Portfolio, Transamerica Partners Core Bond Portfolio, and Transamerica Partners High Yield Bond Portfolio (collectively, the “portfolios”), the underlying master portfolios in which all of the assets of the respective funds are invested, held on October 16 and 17, 2013, the Board took certain actions with respect to the portfolios’ sub-advisers. The Board approved the recommended termination of BlackRock Financial Management, Inc. as a sub-adviser to Transamerica Partners Balanced Portfolio and Transamerica Partners Core Bond Portfolio, and the recommended termination of Eaton Vance Management as a sub-adviser to Transamerica Partners High Yield Bond Portfolio. The Board also approved a new investment sub-advisory agreement with Aegon USA Investment Management, LLC, an affiliate of Transamerica Asset Management, Inc., as a new sub-adviser to each respective portfolio, subject to approval by each fund’s shareholders.

A proxy statement is expected to be mailed in the first quarter of 2014.

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December 6, 2013